Exhibit 10.1

Sales Agreement

Party A:  Ningbo Solar Electric Power Co., Ltd., hereinafter referred to as the " Seller"
Party B: China Inc. hereinafter referred to as the" Buyer",  both Parties have concluded the Contract as follows:

1. THE SUBJECT OF THE CONTRACT

1.1           The Seller will sell and Buyer will buy solar panels in quantity according to separate Commercial Invoices which will be made out on each batch of goods. The goods under the given Contract will be loaded  at Ningbo Seaport, China on F.O.B Ningbo.

2. Commodity and specifications:

2.1       Solar Modules ( Mono-Crystalline)
TDB125 x125-72-P/165 Watt
TDB125 x125-72-P/170Watt
TDB 125x125-72-P/175 Watt
TDB 125x 125-72-P/180Watt

3. THE PRICE

3.1           The prices for the goods negotiate under the contract, are fixed in US dollars, F.O.B. and are specified in Commercial Invoices. Unit-price:$2.18/Watt. There are no minimum purchase requirements. Packing, loading, export customs charges are included into the price of the goods.

4. DELIVERY TERMS

4.1           Delivery of the goods is carried out by separate batches  according to the Commercial Invoices.

4.2           Seller will confirm the date of shipment to the Buyer by fax or email.

4.3           There are no minimum purchase requirement  for each Commercial Invoice.

5. PAYMENT TERMS

5.1           Payment of the goods is in US dollars, through bank transaction in amounts reflected on the Commercial Invoice.

6. PACKING, QUALITY OF THE GOODS

6.1.           The Goods should be shipped in the standard packing providing safety of the goods. Storage of goods is available at the seller's storage facility in the West Coast.

6.2.            The Seller warrants the quantity of goods  specified in the Commercial Invoice.

7. DOCUMENTS REQUIRED

1. Original Packing list ; 2.Commercial Invoice.

8. FORCE-MAJEUR

8.1           The Parties are released from liabilities under this Contract, if the non-fulfillment was caused by Force-Majeure, namely: fire, flood, earthquake, war and rumors of war.

8.2           Force Majeure also means other unforeseeable conditions that prevent the Seller or the Buyer carry out the terms of this Contract.

9. ARBITRATION

9.1.           All disputes arise from this Contract will be first resolved by negotiation between the Parties.

9.2.            In case the Parties are unable to settle their disputes , they shall submit their disputes to a binding arbitration.  Arbitration proceeding shall be held in the State of Texas.

10. ADDRESSES  OF THE PARTIES

Seller:
Ningbo Solar electric Power Co., Ltd.,
No.211 Xing Guang Road, High-Tech Zone 315040
Ningbo, People's Republic of China

Buyer:
China Inc.,
12520 A1 Westheimer  #138 Houston, Texas 77077 U.S.A.

By:  /s/ Dong Yu Ming                                              By: /s/ Tian Jia
      Ningbo Solar Electric Power Co., Ltd.,                         China Inc.,

Date: July 2, 2009

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